UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock Equity Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 1000® Value Index. For the same period, the Fund’s Institutional, Service, Investor A, Class K Shares outperformed its broad-market index, the S&P 500® Index, while the Fund’s Investor C Shares underperformed, and Class R Shares performed in-line. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the financials sector was the largest contributor to the Fund’s relative performance, particularly among bank stocks. The Fund’s decision not to invest in real estate also boosted relative results, as did stock selection in the healthcare sector. Other modest contributors during the reporting period included investment decisions in consumer staples and energy stocks, as well as an underweight allocation and stock selection within the utilities sector.

Conversely, an overweight allocation and stock selection in information technology (“IT”) stocks was the largest detractor from the Fund’s relative performance, most notably within the IT services industry. Stock selection in communication services and consumer discretionary stocks also weighed on relative performance. Other modest detractors during the reporting period included an underweight allocation to industrials and stock selection in materials.

Describe recent portfolio activity.

During the reporting period, a combination of portfolio trading activity and market price changes resulted in increased exposure to consumer staples, financials, and communication services stocks. Conversely, the Fund reduced its exposure to the IT, consumer discretionary, and healthcare sectors.

Describe portfolio positioning at period end.

The Fund’s largest absolute allocations were in the healthcare, financials, and consumer staples sectors. Relative to the Russell 1000® Value Index benchmark, the largest overweight positions were in healthcare, consumer staples, and financial stocks. The Fund’s most significant relative underweights were in the real estate, utilities, and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Equity Dividend Fund

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.26%	N/A	8.45%	N/A	9.55%	N/A
Service	2.99	N/A	8.13	N/A	9.23	N/A
Investor A	3.02	(2.39)%	8.18	7.02%	9.28	8.69%
Investor C	2.28	1.38	7.40	7.40	8.66	8.66
Class K	3.38	N/A	8.57	N/A	9.64	N/A
Class R	2.69	N/A	7.82	N/A	8.93	N/A
Russell 1000® Value Index	1.21	N/A	7.75	N/A	9.13	N/A
S&P 500® Index	2.66	N/A	11.45	N/A	12.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,069.40	$3.54		$1,000.00	$1,021.37	$3.46		0.69%
Service	1,000.00	1,068.20	5.08		1,000.00	1,019.89	4.96		0.99
Investor A	1,000.00	1,067.90	4.72		1,000.00	1,020.23	4.61		0.92
Investor C	1,000.00	1,064.10	8.65		1,000.00	1,016.41	8.45		1.69
Class K	1,000.00	1,070.10	2.93		1,000.00	1,021.97	2.86		0.57
Class R	1,000.00	1,066.20	6.56		1,000.00	1,018.45	6.41		1.28

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
BP PLC.	3.2%
Wells Fargo & Co.	2.8
Medtronic PLC.	2.7
Citigroup, Inc.	2.6
Kraft Heinz Co	2.4
Baxter International, Inc.	2.5
Cognizant Technology Solutions Corp., Class A	2.4
Laboratory Corp. of America Holdings	2.3
Enterprise Products Partners LP.	2.3
Unilever PLC.	2.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Health Care	22.0%
Financials	21.8
Consumer Staples	9.8
Energy	8.7
Industrials	8.4
Information Technology	7.7
Communication Services	6.4
Consumer Discretionary	4.7
Utilities	3.1
Materials	2.5
Short-Term Securities	4.7
Other Assets Less Liabilities	0.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Equity Dividend Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
Airbus SE	821,803	$115,080,921
BAE Systems PLC	15,382,633	195,974,450
L3Harris Technologies, Inc.	1,114,322	217,459,939

		528,515,310

Automobile Components — 0.5%
Lear Corp.	699,911	89,350,638

Automobiles — 1.6%
General Motors Co.	9,295,166	307,112,285

Banks — 9.9%
Bank of America Corp.	1,786,882	52,319,905
Citigroup, Inc.	10,507,193	494,573,575
Citizens Financial Group, Inc.	3,992,510	123,528,259
First Citizens BancShares, Inc., Class A	352,006	354,533,403
JPMorgan Chase & Co.	2,324,969	321,403,715
Wells Fargo & Co.	13,709,711	544,961,012

		1,891,319,869

Beverages — 1.3%
Constellation Brands, Inc., Class A	758,341	174,016,509
Molson Coors Beverage Co., Class B	1,197,410	71,221,947

		245,238,456

Capital Markets — 2.0%
Carlyle Group, Inc.	2,394,260	72,617,906
Charles Schwab Corp.	801,795	41,885,771
Intercontinental Exchange, Inc.	901,010	98,147,019
Raymond James Financial, Inc.	1,868,054	169,114,928

		381,765,624

Chemicals — 1.0%
PPG Industries, Inc.	1,367,683	191,831,218

Communications Equipment — 2.0%
Cisco Systems, Inc.	8,068,914	381,256,186

Consumer Staples Distribution & Retail — 2.5%
Dollar General Corp.	1,484,702	328,802,105
Walmart, Inc.	1,010,778	152,597,154

		481,399,259

Containers & Packaging — 1.4%
Sealed Air Corp.	5,813,785	279,003,542

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	7,948,099	140,442,909
Verizon Communications, Inc.	5,379,684	208,893,130

		349,336,039

Electric Utilities — 1.6%
American Electric Power Co., Inc.	1,023,164	94,560,817
Exelon Corp.	2,330,440	98,903,874
PG&E Corp.(a)	6,167,240	105,521,476

		298,986,167

Entertainment — 0.5%
Activision Blizzard, Inc.	1,154,986	89,753,962

Financial Services — 3.4%
Apollo Global Management, Inc.	1,347,707	85,431,147
Equitable Holdings, Inc.	2,606,711	67,748,419

Security	Shares	Value

Financial Services (continued)
Fidelity National Information Services, Inc.	5,605,193	$329,136,933
Visa, Inc., Class A	728,611	169,569,638

		651,886,137

Food Products — 2.7%
Kraft Heinz Co.	11,945,030	469,081,328
Mondelez International, Inc., Class A	753,391	57,800,158

		526,881,486

Ground Transportation — 0.5%
Union Pacific Corp.	478,501	93,642,646

Health Care Equipment & Supplies — 8.2%
Baxter International, Inc.	9,809,680	467,725,542
Koninklijke Philips NV	12,842,030	271,121,043
Medtronic PLC.	5,743,914	522,408,978
Zimmer Biomet Holdings, Inc.	2,231,496	308,928,306

		1,570,183,869

Health Care Providers & Services — 7.8%
AmerisourceBergen Corp.	633,856	105,758,874
Cardinal Health, Inc.	3,631,018	298,106,578
Cigna Group	985,135	249,524,844
Elevance Health, Inc.	557,198	261,130,843
Humana, Inc.	270,046	143,256,702
Laboratory Corp. of America Holdings	1,953,086	442,784,127

		1,500,561,968

Household Durables — 1.8%
Newell Brands, Inc.	1,432,942	17,410,245
Panasonic Holdings Corp.	22,516,400	212,076,968
Sony Group Corp.	1,221,000	110,468,388

		339,955,601

Industrial Conglomerates — 0.4%
Siemens AG, Registered Shares	487,826	80,409,485

Insurance — 6.6%
Allstate Corp.	1,012,467	117,203,180
American International Group, Inc.	7,754,922	411,321,063
Fidelity National Financial, Inc.	5,420,359	192,368,541
First American Financial Corp.	339,910	19,582,215
Prudential PLC.	11,077,711	169,500,423
Willis Towers Watson PLC.	1,493,135	345,810,066

		1,255,785,488

Interactive Media & Services — 0.7%
Alphabet, Inc., Class A(a)	1,280,260	137,423,108

IT Services — 2.4%
Cognizant Technology Solutions Corp., Class A	7,660,662	457,418,128

Machinery — 1.3%
Fortive Corp.	709,910	44,788,222
Komatsu Ltd.	7,791,500	193,773,564
Pentair PLC	226,839	13,174,809

		251,736,595

Media — 2.9%
Comcast Corp., Class A	9,494,112	392,771,413
Fox Corp., Class A	5,060,838	168,323,472

		561,094,885

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) April 30, 2023	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 1.5%
Public Service Enterprise Group, Inc.	2,754,672	$174,095,270
Sempra Energy	731,495	113,740,158

		287,835,428

Oil, Gas & Consumable Fuels — 8.7%
BP PLC	90,904,942	609,880,750
ConocoPhillips	947,556	97,494,037
Enterprise Products Partners LP	16,824,156	442,643,544
EQT Corp.	5,316,704	185,233,967
Hess Corp.	903,599	131,076,071
Shell PLC	6,349,560	195,110,263

		1,661,438,632

Personal Care Products — 2.2%
Unilever PLC, ADR	7,626,942	423,524,089

Pharmaceuticals — 5.9%
AstraZeneca PLC	1,322,185	194,576,624
Bayer AG, Registered Shares	4,998,996	329,915,156
Eli Lilly & Co.	310,230	122,807,648
Novo Nordisk A/S, ADR	705,922	117,952,507
Sanofi	3,412,649	367,775,340

		1,133,027,275

Professional Services — 3.4%
Leidos Holdings, Inc.	2,937,745	273,974,099
Robert Half International, Inc.	639,690	46,697,370
SS&C Technologies Holdings, Inc.	5,659,073	331,282,133

		651,953,602

Software — 2.1%
Microsoft Corp.	1,305,218	401,041,283

Specialty Retail — 0.4%
Ross Stores, Inc.	757,326	80,829,404

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 1.2%
Samsung Electronics Co. Ltd.	4,703,410	$231,426,988

Textiles, Apparel & Luxury Goods — 0.5%
Ralph Lauren Corp.	786,796	90,316,313

Tobacco — 1.1%
British American Tobacco PLC, ADR	5,550,400	205,642,320

Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	1,907,359	94,238,190

Total Long-Term Investments — 95.1% (Cost: $15,283,253,634)		18,203,121,475

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(b)(c)	897,455,508	897,455,508

Total Short-Term Securities — 4.7% (Cost: $897,455,508)		897,455,508

Total Investments — 99.8% (Cost: $16,180,709,142)		19,100,576,983

Other Assets Less Liabilities — 0.2%		43,477,188

Net Assets — 100.0%		$ 19,144,054,171

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,102,329,489	$—	$(204,873,981	)(a)	$—	$—	$897,455,508	897,455,508	$27,013,934	$—

(a)	Represents net amount purchased (sold).

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$217,459,939	$311,055,371	$—	$528,515,310
Automobile Components	89,350,638	—	—	89,350,638
Automobiles	307,112,285	—	—	307,112,285
Banks	1,891,319,869	—	—	1,891,319,869
Beverages	245,238,456	—	—	245,238,456
Capital Markets	381,765,624	—	—	381,765,624
Chemicals	191,831,218	—	—	191,831,218
Communications Equipment	381,256,186	—	—	381,256,186
Consumer Staples Distribution & Retail	481,399,259	—	—	481,399,259
Containers & Packaging	279,003,542	—	—	279,003,542
Diversified Telecommunication Services	349,336,039	—	—	349,336,039
Electric Utilities	298,986,167	—	—	298,986,167
Entertainment	89,753,962	—	—	89,753,962
Financial Services	651,886,137	—	—	651,886,137
Food Products	526,881,486	—	—	526,881,486
Ground Transportation	93,642,646	—	—	93,642,646
Health Care Equipment & Supplies	1,299,062,826	271,121,043	—	1,570,183,869
Health Care Providers & Services	1,500,561,968	—	—	1,500,561,968
Household Durables	17,410,245	322,545,356	—	339,955,601
Industrial Conglomerates	—	80,409,485	—	80,409,485
Insurance	1,086,285,065	169,500,423	—	1,255,785,488
Interactive Media & Services	137,423,108	—	—	137,423,108
IT Services	457,418,128	—	—	457,418,128
Machinery	57,963,031	193,773,564	—	251,736,595
Media	561,094,885	—	—	561,094,885
Multi-Utilities	287,835,428	—	—	287,835,428
Oil, Gas & Consumable Fuels	856,447,619	804,991,013	—	1,661,438,632
Personal Care Products	423,524,089	—	—	423,524,089
Pharmaceuticals	240,760,155	892,267,120	—	1,133,027,275
Professional Services	651,953,602	—	—	651,953,602
Software	401,041,283	—	—	401,041,283
Specialty Retail	80,829,404	—	—	80,829,404
Technology Hardware, Storage & Peripherals	—	231,426,988	—	231,426,988
Textiles, Apparel & Luxury Goods	90,316,313	—	—	90,316,313
Tobacco	205,642,320	—	—	205,642,320
Wireless Telecommunication Services	94,238,190	—	—	94,238,190
Short-Term Securities
Money Market Funds	897,455,508	—	—	897,455,508

	$15,823,486,620	$3,277,090,363	$—	$19,100,576,983

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

April 30, 2023

BlackRock Equity Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$18,203,121,475
Investments, at value — affiliated(b)	897,455,508
Foreign currency, at value(c)	1,389,095
Receivables:
Investments sold	110,729,415
Capital shares sold	12,882,535
Dividends — unaffiliated	40,820,930
Dividends — affiliated	3,532,205
Prepaid expenses	234,699

Total assets	19,270,165,862

LIABILITIES
Payables:
Investments purchased	66,798,478
Accounting services fees	342,974
Capital shares redeemed	36,386,138
Custodian fees	77,821
Investment advisory fees	17,307,204
Trustees’ and Officer’s fees	9,920
Other accrued expenses	32,687
Professional fees	109,788
Service and distribution fees	1,420,908
Transfer agent fees	3,625,773

Total liabilities	126,111,691

NET ASSETS	$19,144,054,171

NET ASSETS CONSIST OF
Paid-in capital	$16,167,782,076
Accumulated earnings	2,976,272,095

NET ASSETS	$19,144,054,171

(a) Investments, at cost — unaffiliated	$15,283,253,634
(b) Investments, at cost — affiliated	$897,455,508
(c) Foreign currency, at cost	$1,391,743

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

April 30, 2023

BlackRock Equity Dividend Fund

NET ASSET VALUE
Institutional
Net assets	$10,421,497,293

Shares outstanding	547,247,247

Net asset value	$19.04

Shares authorized	Unlimited

Par value	$0.10

Service
Net assets	$50,311,972

Shares outstanding	2,656,891

Net asset value	$18.94

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$4,870,765,435

Shares outstanding	257,003,184

Net asset value	$18.95

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$303,779,209

Shares outstanding	17,060,506

Net asset value	$17.81

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$3,074,818,916

Shares outstanding	161,573,557

Net asset value	$19.03

Shares authorized	Unlimited

Par value	$0.10

Class R
Net assets	$422,881,346

Shares outstanding	21,992,453

Net asset value	$19.23

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended April 30, 2023

BlackRock Equity Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$488,545,917
Dividends — affiliated	27,013,934
Foreign taxes withheld	(9,503,291)

Total investment income	506,056,560

EXPENSES
Investment advisory	107,711,422
Transfer agent — class specific	18,891,350
Service and distribution — class specific	17,988,435
Accounting services	1,499,217
Registration	380,183
Custodian	340,449
Trustees and Officer	153,275
Professional	150,673
Printing and postage	114,524
Miscellaneous	213,271

Total expenses	147,442,799
Less:
Fees waived and/or reimbursed by the Manager	(685,867)

Total expenses after fees waived and/or reimbursed	146,756,932

Net investment income	359,299,628

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	961,728,788
Foreign currency transactions	(2,985,901)

958,742,887

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(788,073,890)
Foreign currency translations	1,107,476

(786,966,414)

Net realized and unrealized gain	171,776,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$531,076,101

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$359,299,628	$296,279,557
Net realized gain	958,742,887	3,004,618,763
Net change in unrealized appreciation (depreciation)	(786,966,414)	(3,100,741,953)

Net increase in net assets resulting from operations	531,076,101	200,156,367

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,346,068,310)	(1,349,438,638)
Service	(6,733,449)	(8,736,874)
Investor A	(619,407,563)	(629,395,869)
Investor C	(41,606,215)	(49,136,586)
Class K	(371,149,864)	(375,736,564)
Class R	(51,807,444)	(53,432,455)

Decrease in net assets resulting from distributions to shareholders	(2,436,772,845)	(2,465,876,986)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	234,047,864	1,345,609,278

NET ASSETS
Total decrease in net assets	(1,671,648,880)	(920,111,341)
Beginning of year	20,815,703,051	21,735,814,392

End of year	$19,144,054,171	$20,815,703,051

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund
	Institutional
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$21.03	$23.48		$17.30	$19.70		$23.53	$22.19

Net investment income(a)	0.37	0.33		0.37	0.29		0.43	0.42
Net realized and unrealized gain (loss)	0.13	(0.13)		7.06	(1.98)		0.31	2.28

Net increase (decrease) from investment operations	0.50	0.20		7.43	(1.69)		0.74	2.70

Distributions(b)
From net investment income	(0.34)	(0.33)		(0.34)	(0.27)		(0.46)	(0.39)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.49)	(2.65)		(1.25)	(0.71)		(4.57)	(1.36)

Net asset value, end of period	$19.04	$21.03		$23.48	$17.30		$19.70	$23.53

Total Return(c)
Based on net asset value	3.26%	0.92%		44.72%	(8.98	)%(d)	4.02%	12.47%

Ratios to Average Net Assets(e)
Total expenses	0.69%	0.68%		0.70%	0.71	%(f)	0.70%	0.72%

Total expenses after fees waived and/or reimbursed	0.69%	0.68%		0.70%	0.70	%(f)	0.69%	0.72%

Net investment income	1.93%	1.45%		1.89%	1.98	%(f)	2.01%	1.86%

Supplemental Data
Net assets, end of period (000)	$10,421,497	$11,385,816		$11,762,808	$8,412,641		$9,977,737	$11,120,924

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Service
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$20.92	$23.37		$17.23	$19.61		$23.44	$22.12

Net investment income(a)	0.31	0.25		0.32	0.24		0.36	0.36
Net realized and unrealized gain (loss)	0.14	(0.12)		7.01	(1.96)		0.32	2.26

Net increase (decrease) from investment operations	0.45	0.13		7.33	(1.72)		0.68	2.62

Distributions(b)
From net investment income	(0.28)	(0.26)		(0.28)	(0.22)		(0.40)	(0.33)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.43)	(2.58)		(1.19)	(0.66)		(4.51)	(1.30)

Net asset value, end of period	$18.94	$20.92		$23.37	$17.23		$19.61	$23.44

Total Return(c)
Based on net asset value	2.99%	0.59%		44.24%	(9.16	)%(d)	3.74%	12.11%

Ratios to Average Net Assets(e)
Total expenses	1.00%	1.00%		1.01%	1.01	%(f)	1.00%	1.01%

Total expenses after fees waived and/or reimbursed	0.99%	0.99%		1.00%	1.00	%(f)	0.99%	1.01%

Net investment income	1.63%	1.13%		1.64%	1.68	%(f)	1.69%	1.59%

Supplemental Data
Net assets, end of period (000)	$50,312	$58,489		$89,037	$89,711		$130,943	$82,914

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to Financial Statements

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor A
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$20.94	$23.39		$17.24	$19.63		$23.46	$22.13

Net investment income(a)	0.32	0.27		0.32	0.25		0.37	0.37
Net realized and unrealized gain (loss)	0.13	(0.12)		7.03	(1.97)		0.32	2.26

Net increase (decrease) from investment operations	0.45	0.15		7.35	(1.72)		0.69	2.63

Distributions(b)
From net investment income	(0.29)	(0.28)		(0.29)	(0.23)		(0.41)	(0.33)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.44)	(2.60)		(1.20)	(0.67)		(4.52)	(1.30)

Net asset value, end of period	$18.95	$20.94		$23.39	$17.24		$19.63	$23.46

Total Return(c)
Based on net asset value	3.02%	0.67%		44.37%	(9.14	)%(d)	3.76%	12.18%

Ratios to Average Net Assets(e)
Total expenses	0.93%	0.93%		0.95%	0.95	%(f)	0.96%	0.97%

Total expenses after fees waived and/or reimbursed	0.92%	0.92%		0.95%	0.95	%(f)	0.95%	0.96%

Net investment income	1.70%	1.20%		1.64%	1.73	%(f)	1.74%	1.61%

Supplemental Data
Net assets, end of period (000)	$4,870,765	$5,253,967		$5,781,855	$3,954,045		$4,504,748	$4,999,366

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor C
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$19.82	$22.27		$16.46	$18.76		$22.62	$21.37

Net investment income(a)	0.17	0.10		0.18	0.14		0.21	0.20
Net realized and unrealized gain (loss)	0.12	(0.12)		6.69	(1.87)		0.29	2.19

Net increase (decrease) from investment operations	0.29	(0.02)		6.87	(1.73)		0.50	2.39

Distributions(b)
From net investment income	(0.15)	(0.11)		(0.15)	(0.13)		(0.25)	(0.17)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.30)	(2.43)		(1.06)	(0.57)		(4.36)	(1.14)

Net asset value, end of period	$17.81	$19.82		$22.27	$16.46		$18.76	$22.62

Total Return(c)
Based on net asset value	2.28%	(0.08)%		43.30%	(9.62	)%(d)	3.01%	11.44%

Ratios to Average Net Assets(e)
Total expenses	1.69%	1.68%		1.69%	1.67	%(f)	1.67%	1.67%

Total expenses after fees waived and/or reimbursed	1.69%	1.68%		1.68%	1.66	%(f)	1.66%	1.67%

Net investment income	0.94%	0.45%		1.02%	1.04	%(f)	1.05%	0.90%

Supplemental Data
Net assets, end of period (000)	$303,779	$375,420		$499,559	$1,033,611		$1,615,843	$2,225,355

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class K
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$21.02	$23.47		$17.29	$19.69		$23.52	$22.18

Net investment income(a)	0.39	0.35		0.39	0.30		0.45	0.45
Net realized and unrealized gain (loss)	0.13	(0.12)		7.06	(1.97)		0.32	2.28

Net increase (decrease) from investment operations	0.52	0.23		7.45	(1.67)		0.77	2.73

Distributions(b)
From net investment income	(0.36)	(0.36)		(0.36)	(0.29)		(0.49)	(0.42)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.51)	(2.68)		(1.27)	(0.73)		(4.60)	(1.39)

Net asset value, end of period	$19.03	$21.02		$23.47	$17.29		$19.69	$23.52

Total Return(c)
Based on net asset value	3.38%	1.03%		44.93%	(8.90	)%(d)	4.14%	12.63%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%		0.59%	0.59	%(f)	0.59%	0.59%

Total expenses after fees waived and/or reimbursed	0.58%	0.57%		0.58%	0.58	%(f)	0.58%	0.58%

Net investment income	2.06%	1.55%		2.02%	2.10	%(f)	2.10%	1.99%

Supplemental Data
Net assets, end of period (000)	$3,074,819	$3,281,124		$3,089,993	$2,440,035		$2,413,725	$2,229,057

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class R
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$21.20	$23.65		$17.42	$19.82		$23.64	$22.28

Net investment income(a)	0.26	0.19		0.26	0.21		0.31	0.30
Net realized and unrealized gain (loss)	0.14	(0.12)		7.10	(1.99)		0.31	2.29

Net increase (decrease) from investment operations	0.40	0.07		7.36	(1.78)		0.62	2.59

Distributions(b)
From net investment income	(0.22)	(0.20)		(0.22)	(0.18)		(0.33)	(0.26)
From net realized gain	(2.15)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)

Total distributions	(2.37)	(2.52)		(1.13)	(0.62)		(4.44)	(1.23)

Net asset value, end of period	$19.23	$21.20		$23.65	$17.42		$19.82	$23.64

Total Return(c)
Based on net asset value	2.69%	0.30%		43.89%	(9.35	)%(d)	3.42%	11.86%

Ratios to Average Net Assets(e)
Total expenses	1.28%	1.27%		1.28%	1.28	%(f)	1.27%	1.28%

Total expenses after fees waived and/or reimbursed	1.27%	1.27%		1.27%	1.27	%(f)	1.27%	1.28%

Net investment income	1.35%	0.85%		1.34%	1.42	%(f)	1.44%	1.29%

Supplemental Data
Net assets, end of period (000)	$422,881	$460,887		$512,562	$437,238		$614,787	$754,259

Portfolio turnover rate	58%	47	%(g)	45%	40%		43%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

BlackRock Equity Dividend Fund	$133,183	$12,391,514	$3,294,861	$2,168,877	$17,988,435

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$29,070	$285	$100,880	$21,279	$9,285	$4,124	$164,923

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$12,256,592	$92,023	$5,098,035	$386,407	$168,226	$890,067	$18,891,350

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $102,019.

For the year ended April 30, 2023, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$219,848	$32,073	$251,921

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended April 30, 2023, the amounts waived were $685,867.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were $10,671,173,308 and $12,301,612,567, respectively.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Equity Dividend Fund	$69,509,393	$(69,509,393)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22

BlackRock Equity Dividend Fund
Ordinary income	$453,257,672	$780,912,158
Long-term capital gains	1,983,515,173	1,684,964,828

	$2,436,772,845	$2,465,876,986

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

BlackRock Equity Dividend Fund	$81,190,052	$263,495,754	$2,631,586,289	$2,976,272,095

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognitiion of partnership income.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Equity Dividend Fund	$16,323,440,933	$3,297,751,622	$(520,616,294)	$2,777,135,328

7.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Fund did not borrow under the credit agreement.

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Equity Dividend Fund Institutional
Shares sold	123,160,342	$2,345,708,282	126,936,209	$2,845,134,672
Shares issued in reinvestment of distributions	60,329,452	1,104,497,377	51,250,545	1,106,162,987
Shares redeemed	(177,664,340)	(3,358,251,457)	(137,694,912)	(3,106,322,844)

	5,825,454	$91,954,202	40,491,842	$844,974,815

Service
Shares sold	435,185	$8,304,024	450,825	$10,087,170
Shares issued in reinvestment of distributions	369,909	6,732,916	405,486	8,736,308
Shares redeemed	(943,733)	(17,680,141)	(1,870,182)	(41,344,943)

	(138,639)	$(2,643,201)	(1,013,871)	$(22,521,465)

Investor A
Shares sold	34,170,414	$648,849,473	36,714,972	$822,607,667
Shares issued in reinvestment of distributions	32,459,153	591,815,424	27,992,084	602,287,862
Shares redeemed	(60,546,206)	(1,141,100,576)	(60,980,046)	(1,361,331,492)

	6,083,361	$99,564,321	3,727,010	$63,564,037

Investor C
Shares sold	2,522,251	$45,228,115	3,003,385	$63,945,480
Shares issued in reinvestment of distributions	2,360,962	40,538,833	2,353,724	48,011,666
Shares redeemed and automatic conversion of shares	(6,764,123)	(120,611,593)	(8,843,673)	(188,990,109)

	(1,880,910)	$(34,844,645)	(3,486,564)	$(77,032,963)

Class K
Shares sold	56,726,860	$1,092,337,687	37,548,527	$843,860,218
Shares issued in reinvestment of distributions	19,767,911	361,534,893	17,194,469	371,030,558
Shares redeemed	(71,035,754)	(1,376,718,837)	(30,282,571)	(677,774,615)

	5,459,017	$77,153,743	24,460,425	$537,116,161

Class R
Shares sold	2,173,801	$41,933,312	2,604,048	$58,982,447
Shares issued in reinvestment of distributions	2,799,443	51,775,532	2,453,520	53,398,657
Shares redeemed	(4,718,084)	(90,845,400)	(4,993,570)	(112,872,411)

	255,160	$2,863,444	63,998	$(491,307)

	15,603,443	$234,047,864	64,242,840	$1,345,609,278

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Equity Dividend Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Equity Dividend Fund (the “Fund”), including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from August 1, 2019 through April 30, 2020, and for each of the two years in the period ended July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from August 1, 2019 through April 30, 2020, and for each of the two years in the period ended July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

BlackRock Equity Dividend Fund	$452,759,810

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Equity Dividend Fund	$2,048,971,780

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest

BlackRock Equity Dividend Fund	$4,454,282

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Equity Dividend Fund	69.35%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends

BlackRock Equity Dividend Fund	$18,961,725

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BlackRock Equity Dividend Fund	$18,961,725	$134,143,449

I M P O R T A N T T A X I N F O R M A T I O N	27

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Equity Dividend Fund (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Fund met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2016)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2015)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Fund.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	33

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10001

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$30,192	$29,070	$44	$0	$17,700	$17,700	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$17,962	$18,120

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: June 22, 2023